# Investor Presentation

## June 2020

**David J. Nasca**
*President & CEO*

**John B. Connerton**
*Executive Vice President & CFO*



# Safe Harbor Statement

*This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of Evans Bancorp to differ materially from the results expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies. These risks and uncertainties are more fully described in Evans Bancorp's Annual and Quarterly Reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Evans Bancorp undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.*

EVANS BANCORP INC.

# Evans Bancorp, Inc. (NYSE American: EVBN)

- Building a preeminent community financial institution
- Creating scale and sophistication to take advantage of opportunities
- Increasing competitive advantages with the best talent and top tier client experiences
- A Century of serving Western New York

**Established: 1920** **Branches: 20*** **Insurance Locations: 10**

| | | | |
|---|---|---|---|
| Recent Price | $24.44 | Total shares outstanding | 4.9 million |
| 52 week range | $20.50 – 41.75 | Ownership - Insider | 5% |
| Market Capitalization | $121 million | Institutional | 59% |

*Market data as of May 29, 2020 [Source: S&P Capital IQ]; Ownership as of most recent filing [Source: Irwin]*

**Includes 5 branches from the May 1, 2020 acquisition of FSB Bancorp, Inc.*

# Operational Response During COVID-19 Pandemic

## Operational Consistency

- Adherence to guidelines and recommendations for continued safety during reopening processes
- Majority of office staff working remotely with gradual reintroduction to office environment
- Branches addressing customer needs fully
  - Open drive-up windows
  - Appointment hours
  - ATM availability

## Proactive Client Support

- Direct contact with over 1,500 clients and prospective clients
- Leveraging technology and infrastructure investments
  - Mobile and online banking, telephone banking, remote deposit capture, electronic signature software and end-to-end commercial lending platform
- Quick customer support through deferred loan payment requests and PPP

***Believe our operations are resilient and can sustainably perform in this environment***

# Supporting Customer Relief

## Paycheck Protection Program (PPP)

| Phase 1 | |
|---|---|
| Processed | 616 |
| Total loans | ~$140 million |
| Average size | ~$220,000 |
| Jobs retained (est.) | 17,000 |

| Phase 2 | |
|---|---|
| Processed | 960 |
| Total loans | ~$52 million |
| Average size | ~$54,000 |
| Jobs retained (est.) | 7,700 |

- **~$140 million equating to 2+ years of growth completed in 13 days**
- **Provided loans to 930 new customers**
  - Creates opportunity to expand customer base
- **Total of 1,576 applications processed and ~$192 million in loans provided***

**As of May 29, 2020*

# Commercial Business Loan Portfolio and Deferrals

## Commercial Loan Portfolio by Industry


24%
19%
14%
8%
7%
6%
5%
4%
4%
4%
4%
Total: $997.9M*

- Multi-Family (5+ Units)
- Other
- Retail/Wholesale Trade
- Hotel/Motel
- Office Real Estate
- Manufacturing
- Restaurant/Food Service
- Health Care and Social Assistance
- Real Estate Development, Rental, and Leasing
- Other Land Development
- Medical/Assisted Liv/Nursing

## Loan Deferrals by Industry


24%
9%
12%
18%
4%
3%
9%
5%
7%
3%
4%
Total: $372.1M*

***Deferrals make up 37% of total commercial loan portfolio***

**Amounts represent outstandings and loans deferred as of 4/30/2020, PPP loans excluded*
*Note: Components may not add to totals due to rounding*

# Commercial Business Loan Deferral Detail

| Industry Concentration* | | |
|---|---|---|
| | % of Total Industry | % of Total Comm'l Portfolio |
| Multi-Family (5+ Units) | 37% | 9% |
| Hotel/Motel | 92% | 7% |
| Retail/Wholesale Trade | 31% | 4% |
| Other | 19% | 4% |
| Restaurant/Food Service | 66% | 4% |
| Real Estate Development, Rental and Leasing | 61% | 3% |
| Health Care and Social Assistance | 43% | 2% |
| Office Real Estate | 21% | 2% |
| Medical/Assisted Liv/Nursing | 44% | 2% |
| Manufacturing | 19% | 1% |
| Other Land Development | 29% | 1% |

**Amounts represent outstandings and loans deferred as of 4/30/2020, PPP loans excluded*

- **426 deferred facilities** ***(20% of total)***
- **Deferred balances collateralized by property: $321.6 million** ***(86% of total deferred)***

  *Weighted Average LTV for deferred facilities*
  - *Construction: 47.2%*
  - *Investor Real Estate: 53.7%*
  - *Owner Occupied: 51.3%*
- **Consumer deferrals: $20.6 million** ***(not included in table)***

EVANS BANCORP INC

# Building a Premier Financial Institution - Bolstered WNY Presence


North Hamlin
Niagara-on-the-Lake
Ridgeway
Albion
Parma Center
Medina
Brockport
Irondequoit
Tuscarora I.R.
Lockport
Iroquois National Wildlife Refuge
Rochester
Walworth
Niagara Falls
Niagara
Riga
East Rochester
North Tonawanda
Batavia
Wheatland Center
Mendon
Amherst
Le Roy
South Newstead
Fort Erie
Cheektowaga
Buffalo
Canandaigua
West Seneca
Marilla
Attica
Geneseo
East Aurora
Warsaw
Hamburg
Perry
Evans Center
Cattaraugus I.R.
Hanover Center
Collins
Current Branches
Evans Bancorp, Inc. (EVBN)
FSB Bancorp, Inc. (FSBC)

## Combined Companies[1]

- **$1.85B** in Assets
- **$1.56B** in Deposits
- **$1.50B** in Loans
- **75** miles reach
- **2.2 million** in population
- **Solid, stable** economies

[1] *As of December 31, 2019*

*Population:* Buffalo–Niagara Falls Metropolitan Statistical Area and Rochester, NY Metropolitan Statistical Area designated by the United States Census Bureau

EVANS BANCORP INC.

# Stronger Combined

- **Creates scale**
- **Leverages strength of Evans commercial bank**
- **Captures Fairport Savings solid retail and consumer lending presence**

- Value creation
- Enhanced scale
- Expand into a strategically prioritized, contiguous market
  - *Lower cost with fewer resources than de novo effort - better ROIC*
- Complementary business lines
  - *Expand commercial platform in Western New York*
  - *Leverage FSB's strength in mortgage and enhance Evans' consumer lending*
  - *Broader deposit gathering*
- Acquisition of customers and deposit funding
  - *Equates to ~2+ years of growth*
- Leverage capabilities across combined platform
  - *Municipal Banking, Insurance, Employee Benefits and Cash Management*
- Combined company well positioned for future

EVANS BANCORP INC.

# Transaction Highlights

| | |
|---|---|
| **Transaction** | Evans Bancorp, Inc. ("Evans") acquired 100% of FSB Bancorp, Inc.'s ("FSB") outstanding common stock |
| **Merger Consideration**[1] | 50% Cash at $17.80 per share<br>50% Stock at 0.4394 fixed exchange ratio |
| **Total Merger Value at announcement**[2] | $34.7 million |
| **Implied Pricing Multiples at announcement**[3] | Price to Tangible Book Value: 1.08x<br>Price to Earnings: NM |
| **2021 Cost Synergies** | $3.5 million pre-tax; 32% cost savings |
| **Earnings Accretion** | $0.04 EPS in 2020 (+0.9%)<br>$0.18 EPS in 2021 (+4.7%) |
| **Tangible Book Value** | Temporary dilution; 3.5 years to accretion |
| **After-tax Restructuring Charge** | $5.3 million |

*[1] This transaction will qualify as a tax-free reorganization for those FSB shareholders who receive Evans common stock in the transaction. Merger consideration subject to possible adjustment.*
*[2] Based on 1,940,661 FSB common stock outstanding and 172,080 common stock options outstanding*
*[3] Based on FSB's tangible book value as of September 30, 2019 and FSB's closing share price on December 18, 2019*

# Competitive Environment


EVANS
2.6%
All Others (12)
3.9%
Citizens
4.0%
Northwest Bank
4.1%
Bank of America
5.5%
Key Bank
16.2%
M&T Bank
63.6%

**Market Share By Deposits**
**$46.1B**

**Growing in market dominated by two top 25 banks**

Source: FDIC, as of June 30, 2019 (Metropolitan Statistical Area: Buffalo-Cheektowaga, NY)

EVANS BANCORP INC.

# Significant Asset Expansion

*(in millions)*


$1,100.7
$1,295.6
$1,388.2
$1,460.2
$1,524.8
11% CAGR
2016
2017
2018
2019
Q1 20

- 5% Q1 20 YOY

Building platform for increased future earnings power

EVANS BANCORP INC.

# Core Funding Supports Loan Growth

*(in millions)*


Deposits
$940.0
$1,051.2
$1,215.1
$1,267.4
$1,327.6
11% CAGR
2016
2017
2018
2019
Q1 20


Loans
$942.5
$1,065.3
$1,155.9
$1,226.5
$1,246.2
9% CAGR
2016
2017
2018
2019
Q1 20

| | | | | | |
|---|---|---|---|---|---|
| LTD Ratio | 100% | 101% | 95% | 97% | 94% |

EVANS BANCORP INC.

# Net Income

*(in millions, except per share data)*


$8.3
$10.5
$16.4
$17.0
$13.5
16% CAGR
2016
2017*
2018
2019
Q1 20 TTM

| | | | | |
|---|---|---|---|---|
| $1.90 | $ 2.16 | $3.32 | $3.42 | $2.71 |

**Earnings per Share - Diluted (EPS)**

## Elevated provision for loan loss of $3.0 million in Q1 20

Included $2.2 million reserve build in response to economic trends and conditions due to COVID-19

* *2017 included $2.1M writedown of deferred tax asset due to tax reform*

# Results Accruing to Shareholders


Dividend Payment
+13%
$0.72
$0.76
$0.80
$0.92
$1.04
2015
2016
2017
2018
2019

4/2/20: Paid semi-annual dividend of $0.58, up 12%


Book Value per Share
$22.50
$24.74
$27.13
$30.12
$29.96
2016
2017
2018
2019
Q1 20


Current Dividend Yield
3.4%
3.8%
4.7%
SNL*
Peers
EVBN


Dividend Payout Ratio
(TTM)
31.3%
33.5%
40.6%
Peers
SNL*
EVBN

* SNL represents banks >$1B <$5B

EVANS BANCORP INC.

# Non-Interest Income Opportunity



Q1 2020 TTM Non-Interest Income:
$17.9 Million*
15%
Bank Charges
60%
Insurance Service & Fees
22%
Other Income
4%
Bank-owned Life Insurance

* *Excludes net loss on tax credit investment of $661 thousand*

## Acquisitions:

Richardson & Stout Insurance in 2018
Benefit Brokers of Western New York in 2020

## Emphasis on expanding:

1. Insurance
2. Employee benefits
3. Cash management
4. Deposit service fees

EVANS BANCORP INC.


EVANS
BANK

# Evans Strategic Objectives

# Evans Strategic Objectives

## Drive top tier EARNINGS GROWTH

- Organic growth engine

## Turn clients into loyal PROMOTERS

- Digital marketing and social media
- Relationship focused business development
- Differentiated experience

## DEEPEN RELATIONSHIPS with our customers

- Cross pollination with clients and prospects
- Goaling

## BUILDOUT of operational effectiveness

- Investments in digital transformation
- New systems for scalability and analytics
- Portal for loan portfolio management and credit

## Be a valuable COMMUNITY PARTNER

- Investments in partnership with United Way Worklife Solutions
- Investments in charter schools
- Volunteerism and legacy support

# Evans Strategic Objectives

## Intentional, consistent CULTURE
- As growth continues, remain focused
- Differentiators for staff as competitive advantage

## Geographic DIVERSITY
- Acquisition of Rochester Community Bank

## Acquire, develop and retain TOP TIER TALENT
- Talents as catalyst for differentiation
- Employer of choice

## Expanding FEE BASED INCOME
- Senior leadership reorganization at the Insurance Agency
- Employee benefits acquisition

## DRIVE FUNDING to support asset growth
- Municipal core growth
- Mix migration in challenging interest rate environment
- New account capture online

# Increased Brand Visibility and Customer Reach

*City of Buffalo Business and Relationship Center*
*Relocated Community Investment Team*


EVANS BANK Station







*New Corporate Administrative Office*
*Consolidating three facilities*



*Better position our organization to operate more efficiently and effectively while assisting in growth and the attraction and retention of talent*

EVANS BANCORP INC.

# Community Partnerships

Work/Life Solutions


Buffalo City Mission


PERSISTENCE
PREPARATORY ACADEMY
PERSISTENCE


BINGHAMTON UNIVERSITY
PERSISTENCE

EVANS BANCORP INC.

# Investment Highlights

**Strong and growing franchise in resurgent WNY**

- Diverse revenue mix, strong operating fundamentals
- Core deposit and loan growth
- Lower-risk balance sheet with solid capital base

**Value creation with acquisition of FSB Bancorp**

- Creates scale
- Leverages strength of Evans commercial bank
- Captures Fairport Savings solid retail presence
- Combined mortgage and consumer lending businesses

**Created team and technology infrastructure to continue to gain market share**

**Shareholder return orientation**

# Investor Presentation

**June 2020**

EVANS BANCORP INC.




EVANS
BANK

# Supplemental

# Strategic Plan Results (2016-2019)

*($ in millions, except EPS)*

| | YE 2015 | YE 2019 | Δ |
|---|---|---|---|
| Assets | $ 939,107 | $ 1,460,230 | **+ 56%** |
| Loans | $ 773,984 | $ 1,226,531 | **+ 58%** |
| Deposits | $ 802,982 | $ 1,267,440 | **+ 58%** |
| Efficiency Ratio | 71.83% | 67.21% | **462 bps** |
| FTE | 258.0 | 308.5 | **+ 20%** |

| | YE 2015 | YE 2019 | Δ |
|---|---|---|---|
| Net Income | $ 7,843 | $ 17,014 | **+ 117%** |
| EPS | $ 1.82 | $ 3.42 | **+ 88%** |
| ROA | 0.87% | 1.17% | **30 bps** |
| ROE | 8.82% | 12.08% | **326 bps** |

EVANS BANCORP INC.

# Solid Credit Fundamentals


NPAs to Total Loans + OREO
1.28%
1.29%
1.64%
1.17%
1.34%
2016
2017
2018
2019
Q1 20
Net Charge Offs (Recoveries)
to Average Loans
0.02%
0.07%
0.06%
-0.03%
0.01%
2016
2017
2018
2019
Q1 20
EVBN
SNL >$1B <$5B Peer Group

Solid underwriting discipline and proactive portfolio management

Deep customer relationships

EVANS BANCORP INC.

# Deposit Composition and Product Growth


Q1 2020 Composition
33%
47%
20%
Savings & Money Market
Time Deposits
Demand & NOW

+ 4% YOY

| | |
|---|---|
| Demand: | + 13% or $31M |
| NOW: | + 30% or $37M |
| Savings: | + 1% or $7M |
| Time: | - 8% or $24M |

Municipal deposits: + 2% or $5M

*Deposit changes compare Q1 2019 vs Q1 2020*

# Net Interest Margin and Efficiency Ratio


NIM
3.71%
3.79%
3.49%
3.64%
Q1 19
Q1 20
Community Bank Peer Group per SNL Data
EVBN


Efficiency Ratio*
58.7%
66.5%
63.0%
73.4%
Q1 19
Q1 20
Community Bank Peer Group per SNL Data
EVBN

*The calculation of the non-GAAP efficiency ratio excludes amortization of intangibles, gains and losses from investment securities, merger-related expenses and the impact of historic tax credit transactions.

EVANS BANCORP INC.

# Management Team

**David J. Nasca,** *President and Chief Executive Officer*

**John B. Connerton,** *EVP, Chief Financial Officer*

**Mary Ellen Frandina,** *EVP, Chief Administrative Officer*

**Dale M. McKim III,** *EVP, Chief Risk Officer*

**Kenneth D. Pawlak,** *EVP, Chief Commercial Banking Officer*

**Nicholas J. Snyder,** *EVP, Retail Distribution and Corporate Operations*

**Andrew D. Fornarola,** *SVP, Rochester Regional President*

**Aaron M. Whitehouse,** *President, The Evans Agency, LLC*